EXHIBIT  10.1

             ============================================================






                             AGREEMENT AND PLAN OF MERGER



                                     by and among



                                PLAYTEX PRODUCTS, INC.,



                                 BBA Acquisition, Inc.



                                          and



                            BANANA BOAT HOLDING CORPORATION









                                  __________________


                                   October 17, 1995


                                  __________________





             ============================================================

                                   TABLE OF CONTENTS

                                                                     Page
                                                                     ----


             ARTICLE 1 THE MERGER  . . . . . . . . . . . . . . . . . .  1
                  1.1    The Merger  . . . . . . . . . . . . . . . . .  2
                  1.2    Closing; Effective Time . . . . . . . . . . .  3
                  1.3    Certificate of Incorporation  . . . . . . . .  3
                  1.4    By-laws . . . . . . . . . . . . . . . . . . .  3
                  1.5    Directors and Officers  . . . . . . . . . . .  3

             ARTICLE 2 CONVERSION OF SECURITIES  . . . . . . . . . . .  4
                  2.1    Common Stock  . . . . . . . . . . . . . . . .  5
                  2.2    Treasury Stock and Parent-Owned Stock . . . .  5
                  2.3    Warrants  . . . . . . . . . . . . . . . . . .  5
                  2.4    Dissenting Shares . . . . . . . . . . . . . .  6
                  2.5    Merger Sub Common Stock . . . . . . . . . . .  6
                  2.6    Exchange of Common Stock and Warrants . . . .  6

             ARTICLE 3 REPRESENTATIONS AND WARRANTIESOF THE COMPANY  . 10
                  3.1    Corporate Existence and Power . . . . . . . . 10
                  3.2    Corporate Authorization . . . . . . . . . . . 11
                  3.3    Governmental Authorization  . . . . . . . . . 12
                  3.4    Non-Contravention . . . . . . . . . . . . . . 13
                  3.5    Capitalization  . . . . . . . . . . . . . . . 13
                  3.6    Approval of Stockholders  . . . . . . . . . . 15
                  3.7    Brokers or Finders  . . . . . . . . . . . . . 15
                  3.8    Collateral Agreements . . . . . . . . . . . . 15
                  3.9    Indebtedness  . . . . . . . . . . . . . . . . 17
                  3.10   Resignations of Certain Officers  . . . . . . 17

             ARTICLE 4 REPRESENTATIONS AND WARRANTIESOF PARENT AND MERGER
                  SUB  . . . . . . . . . . . . . . . . . . . . . . . . 17
                  4.1    Corporate Existence and Power . . . . . . . . 17
                  4.2    Corporate Authorization . . . . . . . . . . . 18
                  4.3    Governmental Authorization  . . . . . . . . . 19
                  4.4    Non-Contravention . . . . . . . . . . . . . . 20
                  4.5    Available Funds . . . . . . . . . . . . . . . 21

             ARTICLE 5 COVENANTS OF THE COMPANY  . . . . . . . . . . . 21
                  5.1    Conduct of the Company  . . . . . . . . . . . 21
                  5.2    Access to Information . . . . . . . . . . . . 22

             ARTICLE 6 COVENANTS OF PARENT AND MERGER SUB  . . . . . . 23
                  6.1    Parent Vote of Common Stock . . . . . . . . . 23
                  6.2    Conduct of Parent and Merger Sub  . . . . . . 24
                  6.3    Repayment of Indebtedness . . . . . . . . . . 24

             ARTICLE 7 COVENANTS OF THE COMPANYAND PARENT AND MERGER
                  SUB    . . . . . . . . . . . . . . . . . . . . . . . 24
                  7.1    Reasonable Efforts  . . . . . . . . . . . . . 24
                  7.2    Public Announcements; Confidentiality . . . . 25
                  7.3    Expenses  . . . . . . . . . . . . . . . . . . 27
                  7.4    Filing Under HSR Act  . . . . . . . . . . . . 28
                  7.5    Notices of Certain Events . . . . . . . . . . 28



             ARTICLE 8 CONDITIONS TO THE CLOSING   . . . . . . . . . . 29
                  8.1    Conditions to the Obligations of Each Party . 29
                  8.2    Conditions to the Obligations of Parent and
                         Merger Sub  . . . . . . . . . . . . . . . . . 30
                  8.3    Conditions to the Obligations of the
                         Company . . . . . . . . . . . . . . . . . . . 34

             ARTICLE 9 TERMINATION . . . . . . . . . . . . . . . . . . 36
                  9.1    Termination . . . . . . . . . . . . . . . . . 36
                  9.2    Effect of Termination . . . . . . . . . . . . 38

             ARTICLE 10 MISCELLANEOUS  . . . . . . . . . . . . . . . . 38
                  10.1  Notices  . . . . . . . . . . . . . . . . . . . 38
                  10.2  Survival of Representations, Warranties and
                         Covenants . . . . . . . . . . . . . . . . . . 39
                  10.3  Amendments; No Waivers . . . . . . . . . . . . 39
                  10.4  Successors and Assigns . . . . . . . . . . . . 40
                  10.5  Governing Law  . . . . . . . . . . . . . . . . 41
                  10.6  Counterparts . . . . . . . . . . . . . . . . . 41
                  10.7  Certain Definitions  . . . . . . . . . . . . . 41
                  10.8  Interpretation . . . . . . . . . . . . . . . . 42
                  10.9  Entire Agreement . . . . . . . . . . . . . . . 42
                  10.10 No Third Party Beneficiaries . . . . . . . . . 43

             EXHIBITS

                  Exhibit A(1) - Letter of Transmittal (Shareholder) Exhibit A(2) - Letter of Transmittal (Warrantholder)
                  Exhibit B    - Shareholder Letter of Consent and
                                 Undertakings
                  Exhibit C    - Warrantholder Letter of Consent and
                                 Undertakings


             SCHEDULES

                  Schedule 1.5    -  Directors and Officers of Merger Sub
                  Schedule 2.1    -  Expenses
                  Schedule 3.1    -  Jurisdictions
                  Schedule 3.5    -  Options
                  Schedule 3.8    -  Affiliate Contracts
                  Schedule 3.9    -  Indebtedness
                  Schedule 3.10   -  Officers
                  Schedule 5.1(c) -  Permitted Affiliate Payments
                  Schedule 5.1(e) -  Playtex Directors

                             AGREEMENT AND PLAN OF MERGER
                             ----------------------------


                       AGREEMENT AND PLAN OF MERGER dated as of

             October 17, 1995 (the "Agreement") by and among Playtex
                                    ---------

             Products, Inc., a Delaware corporation ("Parent"), BBA
                                                      ------

             Acquisition, Inc., a Delaware corporation and a wholly-

             owned subsidiary of the Parent ("Merger Sub"), and Banana
                                              ----------

             Boat Holding Corporation, a Delaware corporation (the

             "Company").
              -------

                       WHEREAS, the respective boards of directors of

             Parent, Merger Sub and the Company have approved this

             Agreement pursuant to which, among other things, Merger Sub will be merged with and into the Company (the "Merger") on
                                                            ------

             the terms and subject to the conditions contained herein and in accordance with the General Corporation Law of the State of Delaware (the "DGCL"); and
                               ----

                       WHEREAS, Parent, Merger Sub and the Company desire

             to make certain agreements in connection with the Merger and to prescribe various conditions to the Merger.

                       NOW THEREFORE, in consideration of the agreements

             contained herein, and intending to be legally bound hereby,

             the parties hereto agree as follows:

                                       ARTICLE  1

                                      THE MERGER

                       1.1  The Merger.  Upon the terms and subject to
                            ----------

             the conditions of this Agreement, at the Effective Time (as defined below) and in accordance with the DGCL, Merger Sub shall be merged with and into the Company, which shall be

             the surviving corporation in the Merger (the "Surviving
                                                           ---------

             Corporation").  At the Effective Time, the separate
             -----------

             existence of the Merger Sub shall cease and the other

             effects of the Merger shall be as set forth in the DGCL.

                       1.2  Closing; Effective Time.  The closing of the
                            -----------------------

             Merger (the "Closing") shall take place in New York City at
                          -------

             the offices of Paul, Weiss, Rifkind, Wharton & Garrison, at

             10:00 a.m. New York City time on the first business day

             after the date on which each of the conditions set forth in

             Article 8 have been satisfied or waived by the party or

             parties entitled to the benefit of such conditions, or at

             such other place, at such other time or on such other date as Parent, Merger Sub and the Company may mutually agree.

             The date on which the Closing actually occurs is hereinafter referred to as the "Closing Date."  At the Closing, Parent,
                                 ------------

             Merger Sub and the Company shall cause a certificate of

             merger (the "Certificate of Merger") to be executed and
                          ---------------------

             filed with the Secretary of State of the State of Delaware


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                                                                        3




             in accordance with the DGCL.  The Merger shall become

             effective as of the date and time (the "Effective Time") of
                                                     --------------

             such filing.

                       1.3  Certificate of Incorporation.  The
                            ----------------------------

             certificate of incorporation of Merger Sub, as in effect

             immediately prior to the Effective Time, shall become, from and after the Effective Time, the certificate of incorpora-

             tion of the Surviving Corporation, until thereafter altered,

             amended or repealed as provided therein and in accordance

             with applicable law.

                       1.4  By-laws.  The by-laws of Merger Sub, as in
                            -------

             effect immediately prior to the Effective Time, shall

             become, from and after the Effective Time, the by-laws of

             the Surviving Corporation, until thereafter altered, amended or repealed as provided therein and in accordance with

             applicable law.

                       1.5  Directors and Officers.  The directors and
                            ----------------------

             officers set forth on Schedule 1.5 hereto shall become, from and after the Effective Time, the directors and officers of the Surviving Corporation, until their respective successors are duly elected or appointed and qualify or their earlier resignation or removal.

                                       ARTICLE 2

                               CONVERSION OF SECURITIES

                       2.1  Common Stock.  Each share of common stock,
                            ------------

             par value $.01 per share, of the Company (the "Common
                                                            ------

             Stock") issued and outstanding immediately prior to the
             -----

             Effective Time (other than Dissenting Shares (as defined

             below) and Parent Shares (as defined below)) shall, by

             virtue of the Merger and without any action on the part of the holder thereof, be converted into the right to receive an amount in cash equal to $400.00 less the "Per Share

             Expense Amount" (as defined below) (the "Per Share Merger
                                                      ----------------

             Consideration"), payable to the holder thereof, without
             -------------

             interest thereon, upon surrender of the certificate

             representing such share of Common Stock in accordance with

             Section 2.6.  The "Per Share Expense Amount" shall mean the quotient of (i) the aggregate amount of the fees and other charges of the firms listed on Schedule 2.1, which are

             incurred in connection with the Merger and which are

             submitted to the Parent at least one day prior to the

             Effective Time, divided by (ii) the aggregate number of

             shares of Common Stock outstanding (other than shares held by the Parent) and shares issuable upon exercise of the

             Warrants and Options (both as hereinafter defined)).

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                                                                        5

                       2.2  Treasury Stock and Parent-Owned Stock.  Each
                            -------------------------------------

             share of Common Stock held in the Company's treasury

             immediately prior to the Effective Time, if any, and each

             share of Common Stock then owned by Parent, Merger Sub or

             any other Subsidiary (as defined below) of Parent

             (collectively, "Parent Shares"), if any, shall, by virtue of
                             -------------

             the Merger, automatically be canceled and retired and cease to exist and no consideration shall be delivered in exchange therefor.

                       2.3  Warrants.  Each warrant to purchase Common
                            --------

             Stock (a "Warrant") issued by the Company and outstanding

             immediately prior to the Effective Time shall by virtue of the Merger and without any action on the part of the holder thereof, be canceled and be converted into the right to

             receive an amount in cash equal to $175.00 less the

             Per Share Expense Amount for each share of Common Stock for which such Warrant is exercisable (a "Warrant Share"), (the

             "Per Warrant Share Merger Consideration"), payable to the

             holder thereof, without interest thereon, upon surrender of the such Warrant in accordance with Section 2.6.

                       2.4  Dissenting Shares.  Notwithstanding anything
                            -----------------

             in this Agreement to the contrary, each share of Common

             Stock that is issued and outstanding immediately prior to

             the Effective Time and that is held by a stockholder who has properly exercised and perfected appraisal rights under

             Section 262 of the DGCL (the "Dissenting Shares"), shall not
                                           -----------------

             be converted into or exchangeable for the right to receive the Per Share Merger Consideration, but shall be entitled to receive such consideration as shall be determined pursuant to Section 262 of the DGCL; provided, however, that if such
                                         --------  -------

             holder shall have failed to perfect or shall have withdrawn effectively or lost its right to appraisal and payment under the DGCL, each share of Common Stock of such holder shall

             thereupon be deemed to have been converted into and to have become exchangeable for, as of the Effective Time, the right to receive the Per Share Merger Consideration, without any interest thereon, in accordance with Section 2.6, and such shares shall no longer be Dissenting Shares.

                       2.5  Merger Sub Common Stock.  Each share of
                            -----------------------

             common stock of Merger Sub issued and outstanding

             immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into one share of common stock of the

             Surviving Corporation.

                       2.6  Exchange of Common Stock and Warrants.
                            -------------------------------------

                            2.6.1  On or before the Effective Time, the

             Parent shall cause to be deposited in trust with a bank or trust company designated by Parent (the "Exchange Agent")
                                                      --------------

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                                                                        7


             cash in an aggregate amount equal to the sum of (i) the

             product of (a) the number of shares of Common Stock issued and outstanding at the Effective Time (other than Dissenting

             Shares and Parent Shares), multiplied by (b) the Per Share

             Merger Consideration and, (ii) the product of (a) the number of Warrant Shares into which Warrants issued and outstanding at the Effective Time are exercisable, multiplied by (b) the

             Per Warrant Share Merger Consideration (such sum of the

             amounts described in clauses (i) and (ii) being hereinafter referred to as the "Exchange Fund").  If any cash deposited
                                 -------------

             with the Exchange Agent for purposes of paying the Per Share

             Merger Consideration for the Common Stock and the

             Per Warrant Share Merger Consideration for the Warrants

             pursuant to this Article 2 remains unclaimed following the expiration of nine months after the Effective Time, such

             cash (together with accrued interest) shall be delivered to the Surviving Corporation by the Exchange Agent and, there-

             after, holders of certificates that immediately prior to the

             Effective Time represented shares of Common Stock and

             holders of the Warrants shall be entitled to look only to

             the Surviving Corporation (subject to abandoned property,

             escheat or similar laws) as general creditors thereof with respect to the surrender and exchange of such certificates and Warrants.

                            2.6.2  Upon or promptly after the Effective

             Time, the Exchange Agent shall deliver to (i) each holder of record of a certificate or certificates that immediately

             prior to the Effective Time represented outstanding shares of Common Stock that were converted into the right to

             receive the Per Share Merger Consideration pursuant to

             Section 2.1 (the "Certificates"), and (ii) each holder of a
                               ------------

             Warrant, a letter of transmittal in the form of Exhibit A(1)

             or Exhibit A(2), respectively and instructions for its use in effecting the surrender of the Certificates or Warrants for payment therefor.  Upon surrender by a holder of a

             Certificate to the Exchange Agent of such Certificate,

             together with such letter of transmittal duly executed, the holder of such Certificate shall be entitled to receive in exchange therefor, cash in an amount equal to the product of the number of shares of Common Stock theretofore represented by such Certificate multiplied by the Per Share Merger

             Consideration, which amount shall be paid by the Exchange

             Agent out of the Exchange Fund, and such Certificate shall forthwith be canceled.  Upon surrender by a holder of a

             Warrant to the Exchange Agent of such Warrant, together with such letter of transmittal duly executed, the holder of such

             Warrant shall be entitled to receive in exchange therefor,

             cash in an amount equal to the product of the number of

             Warrant Shares into which such Warrant is exercisable

             multiplied by the Per Warrant Share Merger Consideration,

             which amount shall be paid by the Exchange Agent out of the

             Exchange Fund, and such Warrant shall forthwith be canceled.

             No interest will be paid or accrued on the cash payable upon the surrender of the Certificates or Warrants.

                       If the payment is to be made to an individual, a

             partnership, a joint venture, a limited liability company, a corporation, a trust, an unincorporated organization or any other entity (each, a "Person") other than the Person in
                                    ------

             whose name a Certificate or Warrant surrendered is

             registered, it shall be a condition of payment that (a) the

             Certificate or Warrant so surrendered shall be properly

             endorsed or otherwise in proper form for transfer and

             (b) the Person requesting such payment or issuance shall pay any transfer or other taxes required by reason of the

             payment or issuance to a Person other than the registered

             holder of the Certificate surrendered or establish to the

             satisfaction of the Surviving Corporation that such tax has been paid or is not applicable.  Until surrendered in

             accordance with the provisions of this Section 2.6, each

             Certificate and Warrant shall represent for all purposes

             whatsoever the right to receive the amount provided by this

             Section 2.6.2 without any interest thereon.

                            2.6.3  After the Effective Time, there shall

             be no transfers (i) on the stock transfer books of the

             Surviving Corporation of the shares of Common Stock that

             were outstanding immediately prior to the Effective Time or

             (ii) of the Warrants.  If, after the Effective Time,

             Certificates or Warrants are presented to the Surviving

             Corporation for transfer or for any other reason, they shall be canceled and exchanged for the amount provided in this

             Article 2.


                                       ARTICLE 3

                            REPRESENTATIONS AND WARRANTIES
                                    OF THE COMPANY

                       The Company represents and warrants to Parent and

             Merger Sub that:

                       3.1  Corporate Existence and Power. Each of the
                            -----------------------------

             Company and Sun Pharmaceuticals Corp., a Delaware

             corporation ("Sun"), is a corporation duly incorporated,
                           ---

             validly existing and in good standing under the laws of the

             State of Delaware, and has all requisite corporate power to carry on its business as now or currently proposed to be

             conducted.  Each of the Company and Sun is duly qualified to do business as a foreign corporation in each jurisdiction

             listed on Schedule 3.1, except for those jurisdictions where the failure to be so qualified would not, individually or in the aggregate, have a material adverse effect on the financial condition, business, assets or prospects of the

             Company and Sun, taken as a whole (a "Material Adverse
                                                   ----------------

             Effect").  The Company has heretofore delivered to Parent
             ------

             and Merger Sub true and complete copies of the Company's and

             Sun's certificate of incorporation (the "Company Charter"
                                                      ---------------

             and the "Sun Charter," respectively) and by-laws (the
                      -----------

             "Company By-laws" and the "Sun By-laws," respectively), each
              ---------------           -----------

             as in effect on the date hereof.

                       3.2  Corporate Authorization.  The Company has all
                            -----------------------

             requisite corporate power and authority to execute and

             deliver this Agreement and to perform its obligations here-

             under and to consummate the Merger and the other trans-

             actions contemplated hereby.  The execution and delivery of this Agreement, and the consummation of the transactions

             contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of the Company,

             and no further corporate action on the part of the Company or the Company's stockholders (all of whom have executed as of the date hereof a consent to the Merger and this

             Agreement, as required by the DGCL) is necessary to

             authorize the execution, delivery and performance by the

             Company of this Agreement or the consummation by the Company of the Merger and the other transactions contemplated hereby. The Merger and the other transactions contemplated hereby are not subject to Section 203 of the DGCL.  This

             Agreement has been duly executed and delivered by the

             Company and constitutes the valid and binding obligation of the Company enforceable against the Company in accordance

             with its terms, subject to applicable bankruptcy, insol-

             vency, reorganization or similar laws now or hereafter in

             effect affecting the enforcement of creditors' rights

             generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

                       3.3  Governmental Authorization.  The execution,
                            --------------------------

             delivery and performance by the Company of this Agreement

             and the consummation by the Company of the Merger and the

             other transactions contemplated hereby require no action by or in respect of, or filing by the Company with, any United

             States federal, state or local governmental body, agency,

             official or authority ("Governmental Authority") other than:
                                     ----------------------

             (i) the filing of the Certificate of Merger in accordance

             with the DGCL, (ii) compliance with any applicable

             requirements of the Hart-Scott-Rodino Antitrust Improvements

             Act of 1976, as amended (the "HSR Act"), (iii) compliance
                                           -------

             with any other applicable federal or state securities laws and (iv) such filings or registrations with, or authorizations, consents or approvals of, Governmental

             Authorities, the absence of which would not result in the

             divestiture of any assets which are material to the Company or Sun, materially impair the performance by the Company of this Agreement or the transactions contemplated hereby or be reasonably likely to have a Material Adverse Effect.

                       3.4  Non-Contravention.  The execution, delivery
                            -----------------

             and performance by the Company of this Agreement and the

             consummation by the Company of the Merger and the other

             transactions contemplated hereby do not and will not:

             (i) contravene or conflict with the Company Charter or the

             Company By-laws, or (ii) violate any order, judgment,

             injunction, award or decree of any United States federal or state court, domestic arbitrator or other Governmental

             Authority against, or binding upon, the Company or Sun or

             upon the properties or business of the Company or Sun.

                       3.5  Capitalization.  As of the date hereof, the
                            --------------

             authorized capital stock of the Company and Sun consists of

             250,000 shares of Common Stock and 3,000 shares of common

             stock, par value $.01 per share (the "Sun Common Stock"), of
                                                   ----------------

             Sun, respectively.  As of the date hereof, there are

             outstanding 100,000 shares of Common Stock and 100 shares of

             Sun Common Stock.  As of the date hereof, 20,482 shares of

             Common Stock were reserved for issuance pursuant to the

             Warrants.  All outstanding shares of capital stock of the

             Company and Sun have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive

             rights.  Except as set forth in the shareholders agreement referenced on Schedule 3.8 and this Section 3.5 and except for the options (the "Options") to purchase shares of Common

             Stock granted to employees and a distributor all as set

             forth on Schedule 3.5 (which shall be cancelled upon the

             Merger for the Per Warrant Share Consideration for each such share to be paid by Parent or Merger Sub), there are no

             outstanding (i) shares of capital stock or other securities of the Company or Sun, (ii) securities of the Company or Sun convertible into or exchangeable for shares of capital stock or other securities of the Company or Sun or (iii) options,

             rights, subscriptions, warrants, calls, unsatisfied pre-

             emptive rights, or other agreements to acquire or otherwise receive from the Company or Sun, and no obligation, commit-

             ment or arrangement of the Company or Sun to issue, transfer or sell, any capital stock or other securities of, or

             securities convertible into or exchangeable for capital

             stock or other securities of the Company or Sun (the items in clauses (i), (ii) and (iii) being referred to collec-

             tively as the "Company Securities" or the "Sun Securities,"
                            ------------------          --------------

             as the case may be).  As of the date hereof and as of the

             Closing Date, no Warrants or Options have been exercised.

             All outstanding shares of Sun capital stock are owned by the

             Company, free and clear of any mortgage, lien, pledge,

             charge, security interest or encumbrance of any kind (a

             "Lien"), except for the Lien in favor of the indebtedness

             listed on Schedule 3.9.

                       3.6  Approval of Stockholders.  The affirmative
                            ------------------------

             vote of a majority of the votes that the holders of the

             outstanding shares of Common Stock are entitled to cast, in each case with respect to the adoption and approval of this

             Agreement, are the only vote of the holders of any class or series of the capital stock necessary to approve this Agree-

             ment, the Merger and the other transactions contemplated

             hereby, and such vote (by means of written consents) has

             been cast in favor of this Agreement, the Merger and the

             other transactions contemplated hereby.

                       3.7  Brokers or Finders.  No agent, broker,
                            ------------------

             investment banker, financial advisor or other Person

             retained by or on behalf of the Company or Sun is or will be entitled to any broker's or finder's fee or any other

             commission or similar fee in connection with any of the

             transactions contemplated by this Agreement.

                       3.8  Collateral Agreements.  Holders of at least
                            ---------------------

             51% of the Common Stock have duly executed and delivered to

             Parent and Merger Sub a letter of consent and undertakings,

             dated as of the date hereof, substantially in the form of

             Exhibit B hereto (the "Shareholder Letters of Consent and

             Undertakings").  Each holder of Warrants has duly executed and delivered to Parent and Merger Sub a letter of consent and undertakings, dated as of the date hereof, substantially in the form of Exhibit C hereto (the "Warrantholder Letter of Consent and Undertaking"), in which such Warrantholder

             and the Company agree to the cancellation of the Warrants on the terms set forth in this Agreement and to the payment in full of the principal and accrued interest on all indebted-

             ness of the Company and Sun held by such Warrantholder upon the Merger, without premium or penalty.  Schedule 3.8 lists all contracts or other agreements between the Company or Sun and any person or entity which is either a holder of Common

             Stock (other than the Parent) or an affiliate thereof (the

             "3.8 Contracts"); and each of any such person, entity or

             affiliate, as the case may be, has duly executed and

             delivered to Parent and Merger Sub a letter of cancellation,

             dated as of the date hereof, canceling such 3.8 Contracts

             upon the Merger; provided, however, that any indemnity
                              --------  -------
             provisions contained in such 3.8 Contracts shall survive

             according to the terms of each such 3.8 Contract.

                       3.9   Indebtedness.  The indebtedness listed on
                             ------------

             Schedule 3.9 (The "Indebtedness") constitutes all of the

             funded indebtedness for borrowed money of the Company and

             Sun with principal amounts in excess of $500,000.  All such indebtedness is payable in full upon the occurrence of the

             Merger without any premium, make whole payment or penalty of any kind.

                       3.10   Resignations of Certain Officers.  After
                              --------------------------------

             giving effect to the resignations received as of the date

             hereof, there are no officers of the Company or Sun other

             than those listed on Schedule 3.10.  The officers of the

             Company or Sun resigning as of the date hereof have not

             entered into any contracts or agreements on behalf of the

             Company or Sun, except as have been approved by the Board of

             Directors of the respective corporation and are reflected in the minute books of such Boards.


                                       ARTICLE 4

                            REPRESENTATIONS AND WARRANTIES
                               OF PARENT AND MERGER SUB

                       Parent and Merger Sub jointly and severally

             represent and warrant to the Company that:

                       4.1  Corporate Existence and Power.  Each of
                            -----------------------------

             Parent and Merger Sub is a corporation duly incorporated,

             validly existing and in good standing under the laws of the state of its incorporation, and has all requisite corporate power to carry on its business as now or currently proposed to be conducted.  Each of Parent and Merger Sub is duly

             qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the character of

             the property owned or leased by it or the nature of its

             activities makes such qualification necessary, except for

             those jurisdictions where the failure to be so qualified

             would not, individually or in the aggregate, have a material adverse effect on the financial condition, business or

             assets of Parent and Merger Sub, taken as a whole (a "Parent
                                                                   ------

             Material Adverse Effect").
             -----------------------

                       4.2  Corporate Authorization.  Each of Parent and
                            -----------------------

             Merger Sub has all requisite corporate power and authority to execute and deliver this Agreement and to perform its

             obligations hereunder and to consummate the transactions

             contemplated hereby.  The execution and delivery of this

             Agreement and the consummation of the transactions contem-

             plated hereby have been duly and validly authorized by all necessary corporate action on the part of each of Parent and

             Merger Sub, and no further corporate action on the part of

             Parent or Merger Sub is necessary to authorize the

             execution, delivery and performance by Parent and Merger Sub of this Agreement or the consummation by Parent and Merger

             Sub of the transactions contemplated hereby.  This Agreement has been duly executed and delivered by each of Parent and

             Merger Sub and constitutes the valid and binding obligation of each of Parent and Merger Sub enforceable against each of

             Parent and Merger Sub in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization or

             similar laws now or hereafter in effect affecting the

             enforcement of creditors' rights generally and to general

             principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

                       4.3  Governmental Authorization.  The execution,
                            --------------------------

             delivery and performance by Parent and Merger Sub of this

             Agreement and the consummation by Parent and Merger Sub of the transactions contemplated hereby require no action by or in respect of, or filing by the Parent or Merger Sub with,

             any Governmental Authority other than: (i) the filing of the

             Certificate of Merger in accordance with the DGCL,

             (ii) compliance with any applicable requirements of the HSR

             Act, (iii) compliance with any applicable federal or state securities laws and (iv) such filings or registrations with,

             or authorizations, consents or approvals of, Governmental

             Authorities, the absence of which would not (A) result in

             the divestiture of any assets which are material to Parent,

             (B) materially impair the performance by Parent or Merger

             Sub of this Agreement or the transactions contemplated

             hereby or (C) be reasonably likely to have a Parent Material

             Adverse Effect.

                       4.4  Non-Contravention.  The execution, delivery
                            -----------------

             and performance by Parent and Merger Sub of this Agreement and the consummation by Parent and Merger Sub of the

             transactions contemplated hereby do not and will not:

             (i) contravene or conflict with the certificate of

             incorporation (the "Parent Charter") or the by-laws (the
                                 --------------

             "Parent By-laws") of Parent or the certificate of
              --------------

             incorporation or by-laws of Merger Sub, (ii) violate,

             conflict with or result in the breach of any of the terms

             of, otherwise give any other contracting party the right to terminate, or constitute (or with notice or lapse of time or both constitute) a default (by way of substitution, novation or otherwise) under, any contract or other agreement to

             which Parent or Merger Sub is a party or by which any of

             their respective assets or properties may be bound or

             affected, or (iii) violate any order, judgment, injunction,

             award or decree of any United States federal or state court,

             domestic arbitrator or other Governmental Authority against,

             or binding upon, Parent or Merger Sub or upon the properties or business of Parent or Merger Sub, except with respect to clauses (ii) or (iii) of this Section 4.4, for violations, conflicts, breaches, modifications, termination rights,

             defaults or Liens, which, individually or in the aggregate,

             would not have a Parent Material Adverse Effect.

                       4.5  Available Funds.  As of the date hereof, the
                            ---------------

             Parent has sufficient available borrowing capacity under its credit facilities to make the Exchange Fund payment and to repay the Indebtedness, all in accordance with the terms and conditions of this Agreement.



                                       ARTICLE 5

                               COVENANTS OF THE COMPANY

                       The Company agrees that:

                       5.1  Conduct of the Company. From the date hereof
                            ----------------------

             until the Closing, without the written consent of Parent:

                       (a)  the Company shall not, and shall cause

              Sun not to, adopt or propose any change in the Company

             Charter or the Company By-laws or the Sun Charter or the Sun

             By-laws;

                       (b)  the Company shall not, and shall cause Sun

             not to, grant or issue any Company Securities or Sun

             Securities;

                       (c)  the Company shall not, and shall cause Sun

             not to make any payments to or for the benefit of any holder of Common Stock, any director, officer, partner or share-holder of any holder of Common Stock, any Affiliate of any of the foregoing or any Affiliate of the Company or Sun

             (except, in all cases, the Parent), except as provided on

             Schedule 5.1(c);

                       (d)  without limiting clause (c) above, the

             Company shall not declare or grant any dividends or make any other distributions of any kind to the holders of Common

             Stock;

                       (e)  the Company shall not, and shall cause Sun

             not to, take any action approved by the Board of Directors of either the Company or Sun but not approved by the

             Directors listed on Schedule 5.1(e);

                       (f)  the Company shall not, and shall cause Sun

             not to, take or agree or commit to take any action that

             would make any representation and warranty of the Company

             hereunder required to be true at and as of the Closing as a condition to the obligations of Parent or Merger Sub to

             consummate the Merger and the other transactions contem-

             plated hereby inaccurate in any material respect at the

             Closing; and

                       (g)  the Company shall not, and shall cause Sun

             not to, agree or commit to do any of the foregoing.

                       5.2  Access to Information.  From the date hereof
                            ---------------------

             until the Closing, the Company shall give Parent and Merger

             Sub, their respective counsel, financial advisors, auditors and other authorized representatives reasonable access

             during normal business hours to the offices, properties,

             books and records of the Company and Sun, shall furnish to

             Parent and Merger Sub, their respective counsel, financial advisors, auditors and other authorized representatives such financial and operating data and other information as such

             Persons may reasonably request to the extent available to

             the Company and shall instruct the Company's employees,

             counsel and financial advisors to cooperate with Parent and

             Merger Sub in their investigation of the businesses of the

             Company and Sun; provided, that no investigation pursuant to
                              --------

             this Section 5.2 shall affect any representation or warranty given by the Company to Parent and Merger Sub hereunder.

             All requests for information made pursuant to this Sec-

             tion 5.2 shall be directed to the Chief Financial Officer of the Company or such other persons as may be designated by

             him.



                                       ARTICLE 6

                          COVENANTS OF PARENT AND MERGER SUB

                  Parent and Merger Sub jointly and severally agree that:

                       6.1  Parent Vote of Common Stock.  Parent, in its
                            ---------------------------

             capacity as a stockholder of the Company, shall vote all shares of Common Stock held by Parent in favor of this

             Agreement, the Merger and the other transactions

             contemplated hereby.

                       6.2  Conduct of Parent and Merger Sub.  From the
                            --------------------------------

             date hereof until the Effective Time, Parent and Merger Sub shall not take or agree or commit to take any action that

             would make any representation and warranty of Parent or

             Merger Sub hereunder required to be true at and as of the

             Closing as a condition to the obligations of Company to

             consummate the Merger and the other transactions contem-

             plated hereby to be inaccurate in any material respect at

             the Closing.

                       6.3  Repayment of Indebtedness.  Concurrent
                            -------------------------

             with the Merger and upon the Effective Time, Parent or

             Merger Sub shall make the payment in full of the

             Indebtedness, without premium, make whole payment or

             penalty.

                                       ARTICLE 7

                               COVENANTS OF THE COMPANY
                               AND PARENT AND MERGER SUB

                  The parties hereto agree that:

                       7.1  Reasonable Efforts.  Subject to the terms and
                            ------------------

             conditions of this Agreement, each party will use all

             reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things neces-

             sary, proper or advisable under applicable laws and regula-

             tions to consummate the Merger, including, without limita-

             tion, all reasonable efforts to oppose any judgments,

             decrees or orders of the type referred to in Section 8.1(c).

                       7.2  Public Announcements; Confidentiality.
                            -------------------------------------

                            7.2.1  The Company and Parent and Merger Sub

             will consult with each other before issuing any press

             release or making any public statement with respect to this

             Agreement and the transactions contemplated hereby and will not issue any such press release or make any such public

             statement prior to such consultation unless required by law and a party has not responded to reasonable efforts to

             effect such consultation.

                            7.2.2  From and after the date hereof, each

             of the Company, on the one hand, and Parent and Merger Sub,

             on the other hand, shall, and shall use its best efforts to cause its Affiliates and its and their respective officers,

             directors, advisors and agents to keep secret and hold in

             strictest confidence any and all documents and information relating to Parent or Merger Sub and the Company or Sun,

             respectively, or such Person's Affiliates, furnished to such first party (whether before or after the date hereof) in connection with the transactions contemplated hereunder,

             other than the following:  (a) information that has become generally available to the public other than as a result of a disclosure by such party, its Affiliates or its officers,

             directors, advisors and agents, (b) information that becomes available to such party or officers, directors, advisors or agents of such party on a nonconfidential basis from a third party having no obligation of confidentiality to a party to this Agreement and which has not itself received such

             information directly or indirectly in breach of any such

             obligation of confidentiality, (c) information that is

             required to be disclosed by applicable law, judicial order or pursuant to any listing agreement with, or the rules or regulations of, any securities exchange on which securities of such party of any such Affiliate are listed or traded;

             provided, that the party making such disclosure or whose
             --------

             Affiliates or officers, directors, advisors or agents are

             making such disclosure shall notify the other parties hereto as promptly as practicable (and, if possible, prior to

             making such disclosure) and shall use its reasonable efforts to limit the scope of such disclosure and seek confidential treatment of the information to be disclosed and (iv)

             disclosures made by any party as shall be reasonably

             necessary in connection with obtaining any consents required hereunder.

                       7.3  Expenses.  Whether or not the transactions
                            --------

             contemplated hereby are consummated, (i) the Parent and

             Merger Sub shall bear their respective expenses incurred in connection with the preparation, execution and performance of this Agreement and the transactions contemplated hereby,

             including, without limitation, all fees and expenses of

             their respective agents, representatives, counsel and

             accountants, (ii) the Company and Sun shall bear their

             respective expenses incurred in connection with the

             preparation, execution and performance of this Agreement and the transactions contemplated hereby, including, without

             limitation, all fees and expenses of their respective

             agents, representatives, counsel and accountants, (iii) upon consummation of the Merger or in the event that the Merger is not consummated by reason of the Parent's unavailability of sufficient funds, the Company shall bear the expenses

             included in the computation of the Per Share Expense Amount,

             and (iv) each holder of the Common Stock (other than the

             Parent), the Warrants or the Options shall bear the expenses of such holder incurred in connection with the preparation,

             execution and performance of this Agreement and the

             transactions contemplated hereby, including, without

             limitation, all fees and expenses of such holder's agents, representatives, counsel and accountants.

                       7.4  Filing Under HSR Act.  As soon as
                            --------------------

             practicable, each of Parent and Merger Sub, on the one hand,

             and the Company, on the other hand, shall file with the

             Federal Trade Commission (the "FTC") and the Antitrust

             Division of the Department of Justice (the "Antitrust

             Division") a premerger notification form and any supple-

             mental information (other than privileged information) which may be requested in connection therewith pursuant to the HSR

             Act, which filings and supplemental information will comply in all material respects with the requirements of the HSR

             Act.  Each of Parent and Merger Sub, on the one hand, and

             the Company, on the other hand, shall cooperate fully with the other in connection with the preparation of such

             filings.

                       7.5  Notices of Certain Events.  The parties
                            -------------------------

             hereto will notify one another of:

                       (a)  any notice or other communication from any

             third party alleging that the consent of such third party is or may be required in connection with the transactions

             contemplated by this Agreement;

                       (b)  any notice or other communication from any

             Governmental Authority in connection with the transactions contemplated by this Agreement; and

                       (c)  any actions, suits, claims, investigations or

             proceedings commenced of which such party has received

             notice or, to its knowledge, threatened, against the Company which relate to the consummation of the transactions

             contemplated by this Agreement.


                                       ARTICLE 8

                               CONDITIONS TO THE CLOSING

                       8.1  Conditions to the Obligations of Each Party.
                            -------------------------------------------

             The obligations of each of the Company, Parent and Merger

             Sub to consummate the Merger and the other transactions

             contemplated hereby are subject to the satisfaction of the following conditions (which may be waived in whole or in

             part by the party against whom the waiver is to be

             effective, unless such a waiver is prohibited by law):

                       (a)  any applicable waiting period under the HSR

             Act relating to the transactions contemplated hereby shall have expired or been terminated;

                       (b)  no provision of any applicable law or

             regulation and no judgment, injunction, order or decree of any court or other Governmental Authority of competent

             jurisdiction shall be in effect which prohibits or makes

             illegal the consummation of the Merger or the other

             transactions contemplated hereby; and

                       (c)  all consents or actions by or in respect of

             or filings with any Governmental Authority required to

             permit the consummation of the Merger and the other

             transactions contemplated hereby shall have been obtained,

             taken or made (other than those consents, actions or filings which, if not obtained, taken or made prior to the Effective

             Time would not have a Material Adverse Effect or a Parent

             Material Adverse Effect).

                       8.2  Conditions to the Obligations of Parent and
                            -------------------------------------------

             Merger Sub.  The obligation of Parent and Merger Sub to
             ----------

             consummate the Merger and the other transactions

             contemplated hereby is subject to the satisfaction of the

             following further conditions (which may be waived in whole or in part by Parent and Merger Sub, unless such a waiver is prohibited by law):

                       (a) (i) each of the representations and warranties

             of the Company contained in this Agreement shall be true and correct in all material respects as of the Effective Time as though made on and as of the Effective Time, except (A) for changes specifically permitted by this Agreement and

             (B) that those representations and warranties which address matters only as of a particular date shall remain true and correct as of such date, (ii) the Company shall have

             performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the

             Effective Time and (iii) Parent and Merger Sub shall have

             received a certificate of the Chief Executive Officer and

             Chief Financial Officer of the Company to such effect;

                       (b)  there shall not be in effect any judgment,

             decree or order of any court or other Governmental Authority of competent jurisdiction prohibiting Parent or Merger Sub at any time after the Closing from exercising all material rights and privileges pertaining to the Merger or this

             Agreement or from conducting the business of the Company or

             Sun without material restrictions;

                       (c)  The Company shall have furnished Parent and

             Merger Sub with a favorable opinion of Hutchins, Wheeler &

             Dittmar, special counsel for the Company, dated the Closing

             Date, to the effect that:

                                 (i)  Each of the Company and Sun is a

                  corporation organized, subsisting and in good standing

                  under the laws of the State of Delaware and has the

                  requisite corporate power to own its properties and

                  assets and to carry on its business as now or currently

                  proposed to be conducted;

                                 (ii)  The Company has the requisite

                  corporate power to execute, deliver and perform its obligations under this Agreement, and the execution and delivery by the Company of this Agreement did not, and

                  the performance by the Company of its obligations

                  hereunder will not, violate any provision of the

                  Company Charter or Company By-laws;

                                 (iii)  The execution, delivery and

                  performance by the Company of this Agreement have been

                  duly authorized by requisite corporate action on the

                  part of the Company and this Agreement has been duly

                  executed and delivered by the Company;

                                 (iv)  Assuming this Agreement is a valid

                  and binding agreement of the parties hereto other than

                  the Company, this Agreement is a valid and binding

                  agreement of the Company enforceable against the

                  Company in accordance with its terms, subject to

                  applicable bankruptcy, insolvency, reorganization or

                  similar laws now or hereafter in effect affecting the

                  enforcement of creditors' rights generally and to

                  general principles of equity (regardless of whether

                  enforcement is sought in a proceeding at law or in

                  equity); and

                                 (v) As of the date hereof, the

                  authorized capital stock of the Company and Sun

                  consists of 250,000 shares of Common Stock and

                  3,000 shares of common stock, par value $.01 per share

                  (the "Sun Common Stock"), of Sun, respectively.  As of
                        ----------------

                  the date hereof, to the knowledge of such counsel,

                  there are outstanding 100,000 shares of Common Stock

                  and 100 shares of Sun Common Stock.  As of the date

                  hereof, 20,482 shares of Common Stock were reserved for

                  issuance pursuant to the Warrants.  All outstanding

                  shares of capital stock of the Company and Sun have

                  been duly authorized and validly issued and are

                  nonassessable.  Except as provided under the

                  Shareholders' Agreement referenced in Schedule 3.8 or
                                                        ------------

                  as set forth in Section 3.5 and for the Options to

                  purchase Common Stock granted as set forth on

                  Schedule 3.5(A), there are, to the knowledge of such

                  counsel, no outstanding (i) shares of capital stock of

                  the Company or Sun, (ii) securities of the Company or

                  Sun convertible into or exchangeable for shares of

                  capital stock of the Company or Sun or (iii) options,

                  rights, subscriptions, warrants, calls, preemptive

                  rights, or other agreements to acquire or otherwise

                  receive from the Company or Sun, and no obligation,

                  commitment or arrangement of the Company or Sun to

                  issue, transfer or sell, any capital stock of, or

                  securities convertible into or exchangeable for capital stock of, the Company or Sun; and

                       (d)  Holders of less than 2% of the outstanding

             shares of Common Stock shall have elected to demand

             appraisal in accordance with Section 262 of the DGCL with

             respect to shares of Common Stock held by such Persons.

                       8.3  Conditions to the Obligations of the Company.
                            --------------------------------------------

             The obligation of the Company to consummate the Merger and the other transactions contemplated hereby is subject to the satisfaction of the following further conditions (which may be waived in whole or in part by the Company, unless such

             waiver is prohibited by law):

                            (a) (i) Each of the representations and

             warranties of each of Parent and Merger Sub contained in

             this Agreement shall be true and correct in all material

             respects as of the Effective Time as though made on and as of the Effective Time, except (A) for changes specifically permitted by this Agreement and (B) that those

             representations and warranties which address matters only as of a particular date shall remain true and correct as of

             such date, except in any case described in this clause (i)

             for such failures to be true and correct which would not,

             individually or in the aggregate, have a Parent Material

             Adverse Effect, (ii) Parent shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Effective Time and (iii) the

             Company shall have received a certificate of the Chief

             Executive Officer and Chief Financial Officer of Parent to

             such effect; and

                            (b) Parent and Merger Sub shall have

             furnished the Company with a favorable opinion or opinions of Paul, Weiss, Rifkind, Wharton & Garrison, special counsel for Company, dated the closing Date to the effect that:

                                 (i) Each of Parent and Merger Sub is a

                  corporation organized, subsisting and in good standing

                  under the laws of the state of its incorporation;

                                 (ii) Each of Parent and Merger Sub has

                  the requisite corporate power to execute, deliver and

                  perform its obligations under this Agreement and the

                  execution and delivery by Parent and Merger Sub of this

                  Agreement did not, and the performance by each of

                  Parent and Merger Sub of its obligations under this

                  Agreement will not, violate any provision of the Parent

                  Charter or Parent By-laws or the certificate of

                  incorporation or by-laws of Merger Sub;

                                 (iii)  The execution, delivery and

                  performance by each of Parent and Merger Sub of this

                  Agreement have been duly authorized by all requisite corporate action on the part of Parent and Merger Sub and this Agreement has been duly executed and delivered

                  by each of Parent and Merger Sub; and

                                 (iv)  Assuming this Agreement is a valid

                  and binding agreement on each party hereto other than

                  Parent and Merger Sub, this Agreement is a valid and

                  binding agreement of each of Parent and Merger Sub

                  enforceable against each of Parent and Merger Sub in

                  accordance with its respective terms, subject to

                  applicable bankruptcy, insolvency, reorganization,

                  moratorium or similar laws now or hereafter in effect

                  affecting the enforcement of creditors' rights

                  generally and to general principles of equity

                  (regardless of whether enforcement is sought in a

                  proceeding at law or in equity).


                                       ARTICLE 9

                                      TERMINATION

                       9.1  Termination.  This Agreement may be
                            -----------

             terminated at any time prior to the Closing (notwithstanding any approval of the transactions contemplated hereby by the stockholders of the Company or Merger Sub):

                            (a)  by mutual written consent of the

             Company, Parent and Merger Sub;

                            (b)  by the Company, on the one hand, or

             Parent and Merger Sub, on the other hand, if the Closing

             shall not have occurred on or before November 30, 1995;

             provided, however, that the right to terminate this
             --------  -------

             Agreement under this clause (b) shall not be available to

             any party whose failure to fulfill any obligation under this

             Agreement has been the cause of, or resulted in, the failure of the Closing to occur on or before such date;

                            (c)  by Parent and Merger Sub if there has

             been a material breach of any representation, warranty or

             material covenant or agreement of the Company which is

             incurable, or which is not cured on or prior to November 30,

             1995, and which would permit Parent and Merger Sub, pursuant to Section 8.2, not to consummate the Merger and the other transactions contemplated hereby; and/or

                            (d)  by the Company if there has been a

             material breach of any representation, warranty, or material covenant or agreement of Parent or Merger Sub contained in this Agreement, which breach is incurable or has not been

             cured on or prior to November 30, 1995, and which would

             permit the Company, pursuant to Section 8.3, not to

             consummate the Merger and the other transactions

             contemplated hereby.

                       9.2  Effect of Termination.  Upon termination,
                            ---------------------

             this Agreement shall become void and of no effect with no

             liability on the part of any party hereto, except (i) to the extent such termination results from the breach by a party hereto of any of its representations, warranties, covenants or agreements set forth in this Agreement, and (ii) that the representations, warranties, covenants and agreements

             contained in Sections 7.2 and 7.3 and this Section 9.2 shall survive the termination hereof.


                                      ARTICLE 10

                                     MISCELLANEOUS

                       10.1  Notices.  All notices, requests and other
                             -------

             communications to any party hereunder shall be in writing

             and shall be given (and shall be deemed to have been given upon receipt) if delivered in person or sent by facsimile,

             telegram, telex, by registered or certified mail (postage

             prepaid, return receipt requested) or by reputable overnight courier to the respective parties at the following addresses

             (or at such other address for a party as shall be specified in a notice given in accordance with this Section 10.1):

                       if to Parent or Merger Sub, to:

                            Playtex Products, Inc.
                            300 Nyala Farms Road
                            Westport, Connecticut 06880
                            Attention: Michael R. Gallagher
                                       Michael F. Goss
                            Facsimile: (203) 341-4080

                       with a copy to:

                            Paul, Weiss, Rifkind, Wharton & Garrison
                            1285 Avenue of the Americas
                            New York, New York 10019-6064
                            Attention: Robert M. Hirsh, Esq.
                            Facsimile: (212) 757-3990

                       if to the Company, to:

                            Banana Boat Holding Corporation
                            c/of Thomas H. Lee Company
                            75 State Street
                            Boston, MA  02109
                            Attention: Thomas M. Hagerty
                            Facsimile: (617) 227-3314

                       with a copy to:

                            Hutchins, Wheeler & Dittmar
                            101 Federal Street
                            Boston, MA  02110
                            Attention: Harry A. Hanson, Esq.
                            Facsimile: (617) 951-1295


                       10.2  Survival of Representations, Warranties and
                             -------------------------------------------

             Covenants.  None of the representations, warranties,
             ---------

             covenants or agreements contained in this Agreement shall

             survive the Effective Time hereunder.

                       10.3  Amendments; No Waivers.
                             ----------------------

                            10.3.1  Any provision of this Agreement may

             be amended or waived prior to the Closing if, and only if,

             such amendment or waiver is in writing and signed, in the

             case of an amendment, by the Company, Parent and Merger Sub or in the case of a waiver, by the party against whom the

             waiver is to be effective; provided, that after the
                                        --------

             authorization and approval of this Agreement, the Merger and the other transactions contemplated hereby by the

             stockholders of the Company, no such amendment or waiver

             shall alter or change any term of this Agreement without the approval of the stockholders of the Company if such

             alteration or change would materially adversely affect the stockholders of the Company.

                            10.3.2  No failure or delay by any party in

             exercising any right, power or privilege hereunder shall

             operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise

             thereof or the exercise of any other right, power or

             privilege.  The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies

             provided by law.

                       10.4  Successors and Assigns.  The provisions of
                             ----------------------

             this Agreement shall be binding upon and inure to the

             benefit of the parties hereto and their respective
             successors and permitted assigns; provided, that the
                                               --------

             Company, on the one hand, and Parent or Merger Sub, on the other hand, may not assign, delegate or otherwise transfer any of its rights or obligations under this Agreement

             without the consent of Parent and Merger Sub or the Company,

             respectively.

                       10.5  Governing Law.  Except to the extent that
                             -------------

             Delaware law is mandatorily applicable to the Merger and the rights of the stockholders of the Company, Parent or Merger

             Sub, this Agreement shall be construed in accordance with

             and governed by the law of the State of New York applicable to agreements made and to be performed entirely within such

             State, regardless of the laws that might govern under

             applicable principles of conflicts of law.

                       10.6  Counterparts.  This  Agreement may be signed
                             ------------

             in any number of counterparts, each of which shall be an

             original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                       10.7  Certain Definitions.
                             -------------------

                            10.7.1  For purposes of this Agreement, the

             term "Affiliate" shall mean, with respect to any Person, any
                   ---------

             other Person controlling, controlled by or under direct or indirect common control with such Person (for the purposes of this definition "control," when used with respect to any
                                 -------
             specified Person, shall mean the power to direct the

             management and policies of such Person, directly or

             indirectly, whether through ownership of voting securities,

             by contract or otherwise; and the terms "controlling" and
                                                      -----------

             "controlled" shall have meanings correlative to the
              ----------

             foregoing).

                            10.7.2  For purposes of this Agreement, the

             term "Subsidiary" means, with respect to any Person, (a) any
                   ----------

             corporation or other entity of which a majority of the

             capital stock or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the

             time owned by such Person, or (b) any partnership or joint venture at least a majority of the equity ownership of which is directly or indirectly owned by such Person, whether in the form of membership, general, special or limited

             partnership interests or otherwise.

                       10.8  Interpretation.  The article and section
                             --------------

             headings contained in this Agreement are solely for the

             purpose of reference, are not part of the agreement of the parties and shall not in any way affect the meaning or

             interpretation of this Agreement.

                       10.9  Entire Agreement.  This Agreement (including
                             ----------------

             the letters, exhibits, documents or instruments referred to herein) embodies the entire agreement and understanding of the parties hereto in respect of the subject matter hereof and thereof and supersede all prior agreements and

             understandings, both written and oral, among the parties, or between any of them, with respect to the subject matter

             hereof.

                       10.10  No Third Party Beneficiaries.  This
                              ----------------------------

             Agreement is not intended to, and does not, create any

             rights or benefits of any party other than the parties

             hereto.

                       IN WITNESS WHEREOF, the parties hereto have caused

             this Agreement to be duly executed by their respective

             authorized officers as of the date and year first above

             written.

                                          PLAYTEX PRODUCTS, INC.



                                          By: /s/Michael R. Gallager
                                             ------------------------------
                                             Name: Michael R. Gallager
                                             Title: Chief Executive Officer


                                          BBA ACQUISITION, INC.



                                          By: /s/Michael F. Goss
                                             ------------------------------
                                             Name: Michael F. Goss
                                             Title: Vice President


                                          BANANA BOAT HOLDING CORPORATION



                                          By: /s/Max R. Recone
                                             ------------------------------
                                             Name: Max R. Recone
                                             Title: President and Chief
                                                    Executive Officer

                                     SCHEDULE 1.5
                                     ------------


                         DIRECTORS AND OFFICERS OF MERGER SUB
                         ------------------------------------



             DIRECTORS
             ---------

             Michael F. Goss
             Douglas D. Wheat
             Max R. Recone


             OFFICERS
             --------

             Max R. Recone          President and Chief Executive Officer
             Michael F. Goss        Vice President
             Glenn A. Forbes        Treasurer and Chief Financial Officer
             William B. Stammer     Secretary

                                     SCHEDULE 2.1
                                     ------------


                                       EXPENSES
                                       --------



             Hutchins, Wheeler & Dittmar

             Tucker Anthony Incorporated

                                     SCHEDULE 3.1

                                FOREIGN QUALIFICATIONS
                                ----------------------



             Banana Boat Holding Corporation
             -------------------------------

               None.

             Sun Pharmaceuticals Corp.
             -------------------------

               State of Qualification       Date of Qualification
               ----------------------       ---------------------
                    Connecticut             May 7, 1993
                    District of Columbia    May 7, 1993
                    Florida                 December 15, 1992
                    Illinois                November 23, 1993
                    Maryland                May 7, 1993
                    Massachusetts           May 6, 1993
                    New Jersey              May 7, 1993
                    New York                May 7, 1993
                    Oklahoma                November 18, 1993
                    Pennsylvania            May 6, 1993
                    Rhode Island            May 24, 1993
                    Texas                   November 18, 1993
                    Virginia                May 11, 1993
                    Washington              November 18, 1993



             6597L

                                     SCHEDULE 3.5
                                     ------------

                                        OPTIONS
                                        -------


              Holder                         Number of Underlying Shares
              ------                         ---------------------------

              Leslie G. Anstey                           125

              Michael Buege                              125
              Laurence E. Green                           50

              Kenneth H. Meeker                          500

              Armand J. Loiselle                         250
              Robert J. Burkland                         100

              David D. North                             500

              Danny E. Rumph                             250

              William B. Stammer                         200
              Max Recone                                 500

              Glenn A. Forbes                            200
                                                        ----

                                     Total              2800

                                     SCHEDULE 3.8
                                     ------------

                                  AFFILIATE CONTRACTS
                                  -------------------




             1. Management Agreement, dated as of November 16, 1992, among the Thomas H. Lee Company, Banana Boat Holding Corporation and Banana Boat Acquisition Corporation.

             2. Equity Investor Stock Subscription Agreement, dated as of November 16, 1992, by and among Banana Boat Holding Corporation and each of the Equity Investors named therein.*/
                          -

             3. Shareholders' Agreement, dated as of November 16, 1992, among Banana Boat Holding Corporation and its shareholders named therein, as amended.*/
                                                         -

             4. Letter Agreement, dated as of December 3, 1992, by and between Banana Boat Acquisition Corp. and Thomas H. Lee Equity Partners, L.P.

             5. Credit Agreement, dated as of December 17, 1992 (and ancillary security and other related agreements) among Sun Pharmaceuticals Corp., Banque Nationale de Paris as Agent, and the Banks named therein.*/
                                                     -

             6. Warrant Agreement, dated as of December 17, 1992, between Banana Boat Holding Corporation and Banque Nationale de Paris, as amended and restated as of March 25, 1993.*/
                           -

             7. Holdings Guaranty, dated as of December 17, 1992 made by Banana Boat Holding Corporation in favor of the Lenders party to the Credit Agreement and Banque Nationale de Paris as Agent.*/
                                              -

             8. Holdings Pledge Agreement, dated as of December 17, 1992, between Banana Boat Holding Corporation and Banque Nationale de Paris as Agent.*/
                                                     -

             9. Subordinated Note Purchase Agreement, dated as of December 3, 1992, among Banana Boat Acquisition
                  Corporation, ML-Lee Acquisition Fund II, L.P. and ML-Lee Acquisition Fund (Retirement Accounts) II L.P., as amended.*/
                          -





             */     Parent and Merger Sub have waived the requirement
             -
             contained in Section 3.8 of the Agreement that they receive as of October 17, 1995 a letter cancelling this agreement.

             10. Warrant Agreement, dated as of December 3, 1992, among Banana Boat Holding Corporation, ML-Lee Acquisition Fund II, L.P. and ML-Lee Acquisition Fund (Retirement Accounts) II L.P.*/
                                   -

             11. Subordinated Note Guaranty, dated as of December 3, 1992, among Banana Boat Holding Corporation, ML-Lee Acquisition Fund II, L.P. and ML-Lee Acquisition Fund (Retirement Accounts) II L.P., as amended.*/
                                                            -






             */     Parent and Merger Sub have waived the requirement
             -
             contained in Section 3.8 of the Agreement that they receive as of October 17, 1995 a letter cancelling this agreement.

                                     SCHEDULE 3.9

                                     INDEBTEDNESS
                                     ------------



             12. All obligations outstanding under or in respect of that certain Subordinated Note Purchase Agreement (including, without limitation the 12.5% Senior Subordinated Notes), dated as of December 3, 1992, among Banana Boat Acquisition Corp., ML-Lee Acquisition Fund II, L.P. and ML-Lee Acquisition Fund (Retirement Accounts) II L.P., as amended.

             13. All obligations outstanding under or in respect of that certain Subordinated Note guaranty, dated as of December 3, 1992, among Banana Boat Holding Corporation, ML-Lee Acquisition Fund II, L.P. and ML-Lee Acquisition Fund (Retirement Accounts) II, L.P., as amended.

             14. All obligations outstanding under or in respect of that certain Credit Agreement, dated as of December 17, 1992, (including without limitation the Term Notes, the Working Capital Notes and other ancillary security and related agreements) among Banana Boat Acquisition Corp., Banque Nationale de Paris as Agent and the Banks named therein, as amended.

             15. All obligations outstanding under and in respect of that certain Holdings Pledge Agreement, dated as of December 17, 1992, between Banana Boat Holding Corporation and Banque Nationale de Paris as Agent.

             16. All obligations outstanding under and in respect of that certain Holdings Guaranty, dated as of December 17, 1992, made by Banana Boat Holding Corporation in favor of the Lenders party to the Credit Agreement and Banque Nationale de Paris as Agent.


             6595L

                                     SCHEDULE 3.10

                                        OFFICERS
                                        --------



             Banana Boat Holding Corporation and Sun Pharmaceuticals, Inc.


              Officer              Title
              -------              -----



              Max R. Recone        President and Chief Executive Officer


              Glenn A. Forbes      Treasurer and Chief Financial Officer


              William B. Stammer   Assistant Secretary


















             1361

                                    SCHEDULE 5.1(c)
                                    ---------------



                              PERMITTED AFFILIATE PAYMENTS
                              ----------------------------



                       Payments accrued prior to the Closing Date in the
             ordinary course of business, consistent with past practice, under the Management Agreement (the "Management Agreement"), dated as of November 16, 1992, among the Thomas H. Lee Company, Banana Boat Holding Corporation and Banana Boat Acquisition Corporation, including, payment for the pro rata portion of fees due and owing during the month in which the Merger is consummated and the reimbursement of expenses as provided for in the Management Agreement.

                                    SCHEDULE 5.1(e)
                                    ---------------


                                   PLAYTEX DIRECTORS
                                   -----------------


             Douglas D. Wheat

             Michael F. Goss